UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2020

Science Applications International Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 676-4300

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2020, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of Science Applications International Corporation (the “Company”) adopted a revised SAIC Executive Severance, Change in Control and Retirement Policy (the “Policy”), which became effective as of July 1, 2020. The Policy specifies the compensation and benefits payable in connection with certain termination and retirement events for eligible executive officers of the Company (the “Executive Officers”). The Committee amended the Policy to, among other things, (i) modify the applicable change in control termination period for Executive Officers, (ii) require that an Executive Officer enter into a two-year non-competition agreement with the Company in order to receive the benefits set forth in the Plan in the event of a termination or retirement thereof, (iii) include a clawback right for the Company in the event that an Executive Officer violates any proprietary information, confidentiality or non-compete obligation, or any other term of the Policy, (iv) provide certain pro-rated bonus payments and medical benefits to an Executive Officer in the event of a termination or retirement thereof, and (v) allow for the continued vesting of previously granted equity awards held by an Executive Officer in the event of a non-change in control termination or the retirement thereof.

The foregoing description of the Policy is not complete and is subject to, and qualified in its entirety by, the full text of the Policy, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit

10.1	SAIC Executive Severance, Change in Control and Retirement Policy, effective as of July 1, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: July 2, 2020	By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary

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